SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Amendment No.
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12
PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

March _______, 2009

   Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of the SmallCap Growth Fund I (the “Fund”), a separate series of Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080 on April 27, 2009 at 10:30 a.m., Central Time.

At the meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement with Columbus Circle Investors (“CCI”). If shareholders approve the new agreement, CCI will become an additional sub-adviser to the Fund along with AllianceBernstein L.P. The Board of Directors of PFI (the “Board”) believes the proposed new agreement is in the best interests of shareholders of the Fund.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card for shares of the Fund you owned as of February 27, 2009, the record date for the Meeting. The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the proposed new sub-advisory agreement and recommends that you vote FOR the Proposal.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 26, 2009. As a convenience, we offer three options by which to vote your shares: By Internet: Follow the instructions located on your proxy card.

By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Proxy Statement, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the SmallCap Growth Fund I:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the SmallCap Growth Fund I, a separate series of Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on April 27, 2009 at 10:30 a.m., Central Time. A Proxy Statement providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal:	Approval of a new sub-advisory agreement with Columbus
Circle Investors for the SmallCap Growth Fund I.

The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy) of the Fund.

Each shareholder of record of the Fund at the close of business on February 27, 2009 is entitled to receive notice of and to vote at the Meeting. Please read the attached Proxy Statement.

By order of the Board of Directors

Nora M. Everett
President

_______________, 2009
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of the SmallCap Growth Fund I (the “Fund”), a separate series of PFI, to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on April 27, 2009, at 10:30 a.m., Central Time (the “Meeting”). At the Meeting, shareholders of the Fund will be asked to consider and approve a new sub-advisory agreement for the Fund with Columbus Circle Investors (“CCI”). This Proxy Statement and accompanying materials are first being sent to shareholders of the Fund on or about March __________, 2009.

PFI is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PFI currently offers 72 separate series or funds (the “PFI Funds”), including the Fund. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management Corporation (“PMC” or the “Advisor”). PFI has two underwriters: Principal Funds Distributor, Inc. (“PFD”) for all share classes of the PFI Funds, and Princor Financial Services Corporation (“Princor”), a co-distributor with PFD for Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class”), Class J, and Institutional Class shares of the PFI Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC, PFD, and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

PFI will furnish, without charge, a copy of its Annual Report for the fiscal year ended October 31, 2008 to any shareholder upon request. To obtain a copy of the Annual Report, please call our shareholder services department toll free at 1-800-247-4123 or write to PFI at the above address.

PROPOSAL
APPROVAL OF NEW SUB-ADVISORY AGREEMENT
WITH CCI FOR THE SMALLCAP GROWTH FUND I

At its meeting on December 8, 2008, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), unanimously approved a new sub-advisory agreement between PMC and CCI appointing CCI as a new sub-advisor to the Fund. Currently, the Fund has one sub-advisor: Alliance Bernstein L.P. (“AllianceBernstein”). If shareholders of the Fund approve the new sub-advisory agreement with CCI under this Proposal, CCI will become an additional sub-adviser to the Fund effective May 1, 2009. PMC believes that the Fund, with CCI and AllianceBernstein as co-sub-advisers, will be better positioned to achieve performance consistent with its investment objectives and strategies. PMC will determine the portion of the assets of the Fund to be managed by each of its two sub-advisors and may, from time-to-time, reallocate Fund assets between the sub-advisors.

Approval of the new sub-advisory agreement with CCI will not result in any increase in the rates of the management fees the Fund pays to PMC as investment advisor or in any decrease in the level or quality of the sub-advisory services provided to the Fund.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

The New Agreement

Except with respect to compensation as described below, the terms of the new sub-advisory agreement with CCI are the same in all material respects as those of the current sub-advisory agreement for the Fund with AllianceBernstein. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the new sub-advisory agreement attached as Appendix A to this Proxy Statement.

Under the new sub-advisory agreement with CCI, as under the current sub-advisory agreement with AllianceBernstein, the sub-advisor will, among other things:

(1)	provide investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;
(2)	arrange for the purchase and sale of the Fund’s portfolio securities;
(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;
(4)	advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and
(5)	provide periodic reports regarding the investment services provided to the Fund.

Compensation. Sub-advisory fees are paid by the Advisor, and are not an additional charge to the Fund. Under each of the sub-advisory agreements, the Advisor pays the sub-advisor a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets managed by the sub-adviser. The respective fee schedules under the sub-advisory agreements with AllianceBernstein and CCI are set forth below.

AllianceBernstein
Net Assets	Fee (Annualized Rate)
First $25 million	0.65%
Next $75 million	0.60%
CCI
Net Assets	Fee (Annualized Rate)
All Assets	0.50%

The new sub-advisory agreement with CCI will not result in any increase in the rate of the advisory fees paid by the Fund to PMC. However, because CCI, unlike AllianceBernstein, is an affiliate of PMC, there will be an increase in the net advisory fees retained by the Advisor and its affiliates. For the fiscal year ended October 31, 2008 no sub-advisory fees were paid by the Advisor to CCI with respect to the Fund. The sub-advisory fees paid to AllianceBernstein with respect to the Fund for that fiscal year were $1,027,590.

CCI

CCI was founded in 1975, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at Metro Center, One Station Place, Stamford, CT, 06902. CCI is an affiliate of PMC and a member of the Principal Financial Group.

Management of CCI. Set forth below are the names and principal occupations of the principal executive officers of CCI. The address of each such person is Metro Center, One Station Place, Stamford, CT, 06902.

Name	Position with CCI
Anthony Rizza	Senior Managing Director
Clifford G. Fox	Senior Managing Director
Frank Cuttita	Chief Administrative Officer/Senior Managing
Director/Chief Compliance Officer
Karl Webster Anderson	Senior Managing Director

Similar Investment Companies Advised by CCI. CCI has stated they do not act as an investment advisor or sub-advisor to an investment company having investment objectives and policies similar to those of the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENT

At its December 8, 2008 meeting, the Board considered whether to approve the new sub-advisory agreement appointing CCI an additional sub-advisor to the Fund. In making its decision to approve the new agreement and direct its submission to shareholders of the Fund for approval, the Board, including the Independent Directors, requested and evaluated information provided by PMC and CCI. The Independent Directors were assisted by independent legal counsel.

The Board considered the nature, quality and extent of services to be provided under the Sub-advisory agreement. The Board considered the Sub-advisor’s reputation, qualifications and background, its investment approach, the experience and skills of its investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Advisor’s program for identifying, recommending, monitoring and replacing sub-advisors for PFI and that the due-diligence program recommended CCI for the Fund.

The Board reviewed the historical composite performance of the Sub-advisor as compared to its Morningstar peer group and relevant benchmark index. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

The Board reviewed the proposed subadvisory fees and the effect of the new agreement on the subadvisory fee the Advisor pays. It noted that the proposed subadvisory fee schedule is lower than the subadvisory fee schedule of the existing subadviser to the Fund. The Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Advisor and Sub-advisor and that the Advisor compensates the Sub-advisor from its fees. The Board noted that the Sub-advisor represented that the proposed subadvisory fee for the Fund was not higher than fees charged to its other subadvisory clients with investment mandates similar to those of the Fund. On the basis of the information provided, the Board concluded that the proposed subadvisory fee schedule for the Fund was reasonable and appropriate.

The Board considered the Advisor’s anticipated profitability and concluded it will not be unreasonable. The Board determined that it need not review estimated levels of profits to the Sub-advisor because, as the Board noted, the Advisor will compensate the Sub-advisor from its own management fees and the Advisor had negotiated the Sub-advisory agreement with the Sub-advisor at arm’s length. The Board considered whether there are economies of scale with respect to the subadvisory services. The Board also considered the character and amount of other incidental benefits to be received by the Sub-advisor.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-advisory agreement are fair and reasonable and that approval of the Sub- advisory agreement is in the best interests of the Fund.

VOTING INFORMATION

Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Voting rights. Only shareholders of record of the Fund at the close of business on February 27, 2009 (the “Record Date”) are entitled to vote. The shareholders of each class of shares of the Fund will vote together on the proposed new sub-advisory agreement and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities”, which is a term defined in the 1940 Act to mean, with respect to the Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Fund outstanding at the close of business on the Record Date constitutes a quorum for the Meeting. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal. In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

Expenses of the Meeting. The Fund will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. To avoid the cost of further solicitation, it is important for you to vote promptly.

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows as of February 27, 2009, the Record Date, the number of shares outstanding for each class of shares of the Fund:

Share	Shares
Class	Outstanding
Institutional	19,143,576.046
R-1	56,610.187
R-2	257,753.341
R-3	418,705.365
R-4	324,045.963
R-5	974,450.471

As of the February 27, 2009 Record Date, the Directors and officers of PFI together owned less than 1% of the outstanding shares of any class of shares of Fund.

As of the February 27, 2009 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Fund:

Share		Percentage of
Class	Name/Address of Shareholder	Ownership
Institutional	LifeTime 2020 Fund	6.79%
	Attn: Mutual Fund Accounting H-221
	711 High Street, Des Moines, IA 50392-0001
Institutional	LifeTime 2050 Fund	6.72%
	Attn: Mutual Fund Accounting H-221
	711 High Street, Des Moines, IA 50392-0001
Institutional	LifeTime 2040 Fund	15.17%
	Attn: Mutual Fund Accounting H-221
	711 High Street, Des Moines, IA 50392-2732
Institutional	LifeTime 2030 Fund	24.04%
	Attn: Mutual Fund Accounting H-221
	711 High Street, Des Moines, IA 50392-0001
Institutional	Principal Life Insurance Company	38.90%
	FBO Principal Financial Group
	Attn: RIS NPIO Trade Desk
	711 High Street, Des Moines, IA 50392-9992
R-1	Wilmington Trust Company Cust	5.65%
	FBO Eplan Group Trust A/C 061859-001 1
	c/o Mutual Funds
	PO Box 8971, Wilmington, DE 19899-8971
R-1	Delaware Charter Guarantee & Trust	94.33%
	FBO Various Qualified Plans
	711 High Street, Des Moines, IA 50309-2732

R-2	DCGT as TTEE and/or CUST	98.89%
	FBO Principal Financial Group
	Qualified Prin Advtg Omnibus
	Attn: NPIO Trade Desk
	711 High Street, Des Moines, IA 50309-2732
R-3	DCGT as TTEE and/or CUST	94.48%
	FBO Principal Financial Group
	Qualified Prin Advtg Omnibus
	Attn: NPIO Trade Desk
	711 High Street, Des Moines, IA 50309-2732
R-4	DCGT as TTEE and/or CUST	100.00%
	FBO Principal Financial Group
	Qualified Prin Advtg Omnibus
	Attn: NPIO Trade Desk
	711 High Street, Des Moines, IA 50309-2732
R-5	DCGT as TTEE and/or CUST	75.68%
	FBO Principal Financial Group
	Qualified Prin Advtg Omnibus
	Attn: NPIO Trade Desk
	711 High Street, Des Moines, IA 50309-2732
R-5	DCGT as TTEE and/or CUST	21.79%
	FBO Medical Services of Northwest Arkansas
	Attn: NPIO Trade Desk
	711 High ST, Des Moines, IA 50309-2732

OTHER MATTERS

We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares presented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

__________, 2009 Des Moines, Iowa

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the proxy ballot in the enclosed envelope.

     PRINCIPAL FUNDS, INC.

AMENDED AND RESTATED SUBADVISORY AGREEMENT

COLUMBUS CIRCLE INVESTORS SUB-ADVISED SERIES

AGREEMENT executed as of ___________, 2009, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called “the Manager”), and COLUMBUS CIRCLE INVESTORS (“CCI”) (hereinafter called “the SubAdviser”).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the “Fund”), an open end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and WHEREAS, the Manager desires to retain the SubAdviser to furnish it with investment advisory services with respect to all or a portion of the portfolio assets of each Series of the Fund identified in Appendix A hereto (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the SubAdviser desires to furnish such services; and WHEREAS, The Manager has furnished the SubAdviser with copies properly certified or authenticated of each of the following and will promptly provide the SubAdviser with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the “Management Agreement”) with the Fund;
(b)	The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission; and
(c)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of SubAdviser
In accordance with and subject to the Management Agreement, the
Manager hereby appoints the SubAdviser to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund’s Board of Directors, for the
period and on the terms hereinafter set forth. The SubAdviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The SubAdviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the SubAdviser
	The	Sub-Adviser will:
	(a)	Provide investment advisory services, including but not limited to research, advice and supervision for each Series.
	(b)	Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.
	(c)	Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.
	(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.
	(e)	Maintain, in connection with the Sub-Adviser’s investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information.
	(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem
appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each
Series are being observed.
	(g)	Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of
calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.
	(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii)
administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series, place all necessary orders with brokerdealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the SubAdviser in the manner the Sub- Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub- Adviser will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub- Adviser shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Adviser provided that all conditions of such order are complied with.
(j)	Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request.
In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-
Adviser has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Adviser provides to a Series.
(k) Observe and comply with Rule 17j-1 under the 1940 Act and the
Sub-Adviser’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager
acknowledges receipt of a copy of Sub-Adviser’s current Code of
Ethics. Sub-Adviser shall promptly forward to the Manager a copy of any material amendment to the Sub-Adviser’s Code of Ethics along with certification that the Sub-Adviser has implemented procedures for administering the Sub-Adviser’s Code of Ethics.
(l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Adviser will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.
(m)Provide such information as is customarily provided by a sub-
adviser and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended
(the “Code”), the 1940 Act, the Investment Advisers Act, the
Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.
(n) Perform quarterly and annual tax compliance tests to monitor each
Series’ compliance with Subchapter M of the Code. The SubAdviser shall notify the Manager immediately upon having a reasonable basis for believing that a Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that a Series is not in compliance with the requirements noted
above, the Sub-Adviser, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.
(o) Provide a copy of the Sub-Adviser’s Form ADV and any
amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

(p) Vote proxies received on behalf of the Series in a manner consistent with Sub-Adviser’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.
(q) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.
3.	Prohibited Conduct
In providing the services described in this agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the
Fund in securities or other assets.
4.	Compensation
As full compensation for all services rendered and obligations assumed by the SubAdviser hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.
5.	Liability of SubAdviser
Neither the SubAdviser nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the
SubAdviser’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the
SubAdviser or any of its directors, officers, employees, agents, or affiliates.
6.	Supplemental Arrangements
The Sub Adviser may enter into arrangements with other persons affiliated with the SubAdviser or with unaffiliated third parties to better enable the Sub-Adviser to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub Adviser, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.
7.	Regulation
The SubAdviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this
Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and
regulations.

8.	Duration and Termination of This Agreement
This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of
Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Adviser, Principal Life Insurance Company or
the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series.
It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the
Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Adviser or the Fund cast in person at a meeting called for the purpose of voting on such approval.
If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the SubAdviser will continue to act as SubAdviser with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the SubAdviser or a different manager or subadviser or other definitive action; provided, that the compensation received by the SubAdviser in respect to the Series during such period is in compliance with Rule 15a4 under the 1940
Act.
This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the SubAdviser,
the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section
2(a) of the 1940 Act (particularly the definitions of “interested person,”
“assignment” and “voting security”) shall be applied.
9.	Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the SubAdviser, Principal Life Insurance
Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.
10.	General Provisions
(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in
accordance with and governed by the laws of the State of Iowa.
The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be
Principal Financial Group, Des Moines, Iowa 503920200, and the
address of the SubAdviser shall be Columbus Circle Investors,
Metro Center, One Station Place, Stamford CT 06902.
(c) The SubAdviser will promptly notify the Manager in writing of the occurrence of any of the following events:
(1) the SubAdviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any
jurisdiction in which the SubAdviser is required to be registered as an investment advisor in order to perform its obligations under this Agreement.
(2) the SubAdviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.
(d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of the assets of a Series, cash
requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-
Adviser to perform its duties and responsibilities hereunder.
(e) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By_________________________________
Michael J. Beer
Executive Vice President

COLUMBUS CIRCLE INVESTORS

By_________________________________
Frank A. Cuttita
Managing Director and
Chief Administrative Officer

APPENDIX A

CCI shall serve as investment sub-adviser for each Series identified below. The Manager will pay CCI, as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Series’ net assets managed by CCI as of the first day of each month allocated to CCI’s management.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which CCI provides investment advisory services and which have the same investment mandate (e.g. LargeCap Growth) as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

COMPENSATION TABLE

Fund Net Assets Managed by CCI

First	Next	Next	Next	Next	Next	Next	Next	Over
$50	$50	$100	$200	$350	$750	$500	$2.5	$4.5
million	million	million	million	million	million	million	billion	billion
0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%
Fund
LargeCap Growth

Fund Net Assets Managed by CCI

	First	Next	Next	Next	Over
	$25	$75	$100	$100	$300
Fund	million	million	million	million	million
MidCap Growth	0.3916%	0.3133%	0.2643%	0.2252%	0.3427%

Fund Net Assets Managed by CCI

Fund	All Assets
SmallCap Growth I	0.50%

PRINCIPAL FUNDS, INC. – SMALLCAP GROWTH FUND I

Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS April 27, 2009

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on April 27, 2009 at 10:30 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes below on this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated_____________, 2009. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed below. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED

POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

The Board of Directors recommends that shareholders vote FOR the following proposals. Please make your choice below in blue or black ink. Example: [X]

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

Approval of a new Sub-Advisory Agreement with Columbus Circle Investors for the SmallCap Growth Fund I.

FOR [ ]

AGAINST

[ ]

ABSTAIN

[ ]

_____________, 2009
Signature	Signature (if held jointly)	Date